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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: November 5, 2001
(Date of earliest event reported)

Commission File No. 333-65298

BANC OF AMERICA COMMERCIAL MORTGAGE INC. (as depositor under the Pooling and Servicing Agreement relating to the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-PB1)



                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                         56-1950039
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC  28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code





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ITEM 5.  Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC ("BAS") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for BAS, Merrill Lynch and Salomon Smith Barney, Inc. (collectively, the "Underwriters"), which are hereby filed pursuant to such letter.





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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------------     -----------

      (99) Computational Materials prepared by BAS and Merrill Lynch for the Underwriters in connection with Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-PB1



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.

                                        By:  /s/ Bruce M. Ambler, Jr.
                                             ----------------------------
                                             Name:  Bruce M. Ambler, Jr.
                                             Title: Vice President



Date: November 5, 2001






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                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.    Description                                        Electronic (E)
-----------    -----------                                        --------------


(99)           Computational Materials prepared by BAS and               P
               Merrill Lynch for the Underwriters in connection with Banc of America Commercial Mortgage Inc.
               Commercial Mortgage Pass-Through Certificates,
               Series 2001-PB1